CORPORATE OVERVIEW | 4Q2012 1 …………………………..……………………………………. Local Corporation We connect local businesses with online consumers Corporate Overview: 4Q2012 Exhibit 99.1

CORPORATE OVERVIEW | 4Q2012 2
………………..…………………………………….
Forward looking statements
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”,  “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and
Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral
statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of
“Adjusted Net Income/Loss” which we define as net income/loss excluding: provision for income taxes, interest and other income
(expense), net; depreciation; amortization; stock-based
compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued operations; impairment and
severance charges and non-recurring items.
Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable
GAAP measures, at the end of this presentation. Management
believes that Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based
compensation expense, warrant revaluation charges, and non-
recurring charges which are not directly attributable to the underlying performance of the company’s business operations.
Management uses Adjusted Net Income/Loss in evaluating the
overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in
accordance with GAAP. Therefore, management compensates for
this limitation by using Adjusted Net Income/Loss in conjunction with
GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which
management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP
measures should be viewed as a supplement to, and not as a
substitute for, or superior to, GAAP net income or earnings per share.
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange
Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.

2006-2012 CAGR: ~40%
$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
2006
2007
2008
2009
2010
2011
2012 E

CORPORATE OVERVIEW | 4Q2012 3
………………………………………………..
Local Corporation Overview
Founded
IPO Date
Ticker
Reach
Network of Websites
Direct SMB Subscribers
Patents
Headquarters
1999
2004
LOCM (NASDAQ)
~1 million consumers/day
Over 1,000
~900
10 issued + 11 pending
Irvine, CA
KEY FACTS REVENUE IN MILLIONS

Traditional
Online/Digital
US$ BILLIONS
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$137.2
$117.2
85.4%
$20.0
14.6%
Traditional Media
CAGR -1.0%
Online/Digital Media
CAGR 13.6%
$149.4
$111.5
74.6%
$37.9
25.4%
2010
2015
LOCAL SEARCH
$5.1B
29.4%
CAGR
12.1%
$9.1B
35.2%
2010
2015
LOCAL DSPLAY
$2.1B
20.0%
CAGR
19.6%
$4.9B
30.0%
2010
2015
DAILY DEALS
$873
MM
CAGR
36.7%
$4,171
MM
2010
2015

CORPORATE OVERVIEW | 4Q2012 4 …………………………...…………………. The Opportunity Digital media is going local.... …& we have assets in all areas

1
2
3
local
Google
YAHOO!
bing
SEO & SEM
$ BANNER AD (CPM) $
local
COST-PER-CLICK (CPC)
ADVERTISER SEARCH RESULTS
(AD PARTNERS)
SEARCH OPTIONS
$ BANNER AD (CPM)
$ DIRECTORY LISTING SUBSCRIPTION ADVERTISERS
$ PAY-PER-CALL
ORGANIC SEARCH RESULTS FROM
OVER 12 MILLION BUSINESS LISTINGS
LOCAL REVIEWS
local
corporation

5
……………………………………...…….……….
Our Model
LOCAL BUSINESS DATA
(may include deals, coupons,
product info, business content,
events, activities, ratings &
reviews and more)
WE AGGREGATE & PUBLISH LOCAL CONTENT THAT CONTENT IS INDEXED BY SEARCH ENGINES
WE MONETIZE TRAFFIC
FROM THOSE ENGINES
MAJOR
SEARCH
ENGINES
OUR
PARTNERS’
ADVERTISERS
PROPRIETARY NETWORK OF
1,000+ SITES
OVER 30MM
CONSUMERS
PER MONTH
DIRECT
CUSTOMERS
Traffic  x Monetization =
CORPORATE OVERVIEW | 4Q2012 5
Revenue

CORPORATE OVERVIEW | 4Q2012 6
…………………………………………………….
The Challenge for SMBs
Only 33.4%
Only 22%
Just 6.7%
Only 6%
SMBs spend thousands
and need multiple vendors
to solve for their most basic marketing and advertising needs have a local phone number on their home page
have an email address on their website
of SMB websites are mobile-compatible
have a Facebook business page
*Research by Vsplash and BIA/Kelsey: SMB Digital Scope and Audit Study

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

ENGAGEMENT

coming soon

- REWARDS
- EMAIL
- SMS
- REPUTATION MANAGEMENT
- CRM BEST PRACTICES PROGRAMS
- CUSTOMER DATA

launch by local

local corporation

CORPORATE OVERVIEW | 4Q2012 7
...………….….
Our SMB Solution
•
Monthly subscription sold to SMBs starting at $249 per month
• Powered by our own proprietary technology
• Launch by Local announced August  2012
SMBs could spend over $1,000/month with other providers to get everything that is already included in our one solution.

local
Deals
spreebird
local

Biloxi Cell Phone Repair
Fabis Hair Studio
About Us
Cell Phone Repair Tips
Specials
launch
by local

MOBILE LOCAL AD SPEND: 5 YEAR FORECAST
US$ BILLIONS
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.8
$1.3
$2.1
$2.9
$3.9
$5.0
2011
2012
2013
2014
2015
2016

CORPORATE OVERVIEW | 4Q2012 8
…………………………………………….…………….………………………..
Mobile
Mobile Apps and mobile-enabled available
for consumer sites:
• Local.com
• Spreebird.com
Launch by Local solution offers a
mobile-optimized website for SMBs
Source: BIA/Kelsey

CORPORATE OVERVIEW | 4Q2012 9
………….…………………..….
Local customers are worth more!
Search Term
Click Bids* Premium
Plumber $9.55
282%
Plumber Los Angeles $26.91
Credit Union $0.91
235%
Seattle Credit Union $2.14
Restaurant $1.39
139%
San Francisco Restaurant $1.93
Moving Company $10.82
114%
Denver Moving Company $12.38
Wedding Florist $1.92
147%
Orlando Wedding Florist $2.82
Hotel $1.80
200%
New York City Hotel $3.60
Pay-per-click rates for local versus national keyword terms…
Why Local Consumers Matter
* Bids as of June 25, 2012

CORPORATE OVERVIEW | 4Q2012 10 Simple Growth Strategy Number of sites Volume of traffic per site Mobile ..……………………………………………….…………. Grow Traffic Increase Monetization Direct customers

MONTHLY UNIQUE VISITORS*
(LOCAL.COM AND NETWORK)

101M
68%
(Over 3 Yrs)
60M
Q1 - 09
Q3 -12

REGIONAL MEDIA SITES

1,000
43%
(Over 3 Yrs)
700
Q1 - 09
Q3 -12

ORGANIC TRAFFIC*

39M
34%
y/y
29M
Q3 -11
Q3 -12

MOBILE TRAFFIC*

24M
274%
y/y
7M
Q3 - 11
Q3 - 12

*MUVS

CORPORATE OVERVIEW | 4Q2012 11 ..……………..……………………………………. Strategy Momentum: Traffic

REVENUE/1K VISITS
(LOCAL.COM ONLY)

$276
$254
9%
y/y
Q3 -11
Q3 -12

DIRECT SMB SUBSCRIBERS

856
75%
y/y
489
Q3 -11
Q3 -12

local
corporation

CORPORATE OVERVIEW | 4Q2012 12 ..…..……………………………………. Strategy Momentum: Monetization

ORGANIC TRAFFIC
Monthly Unique Visitors (MUVs)
180M
160M
140M
120M
100M
80M
60M
40M
20M
0
88M
117M
155M
31%
33%
37%
Goal: 50%
2010
2011
2012E

ORGANIC REVENUE
(in Millions)
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$0
$17M
$22M
~$29M
20%
28%
~30%
Goal: 50%
2010
2011
2012E

ORGANIC AS % OF TOTAL

local corporation

CORPORATE OVERVIEW | 4Q2012 13
………..………..…………………………….
• More balanced revenue
• Higher margin
• More predictable
• Better visibility
Organic Traffic & Revenue Goals
Organic/direct revenue includes revenue from organic traffic and direct advertiser relationships

ESTIMATED PROFORMA MARGIN IMPACT	70/30 MIX (in Thousands)	PROJECTED % OF REVENUE	50/50 MIX (in Thousands)	PROJECTED % OF REVENUE
Organic/Direct revenue	$7,500	30%	$17,500	50%
SEM*/Third-Party advertiser revenue	$17,500	70%	$17,500	50%
Total revenue	$25,000	100%	$35,000	100%
Gross margin	$7,500	30%	$15,500	44%
Adjusted Net Income	$1,000	4%	$6,000	17%
Incremental Adjusted Net Income			$5,000	

* Search Engine Marketing

GROWTH IN ORGANIC/DIRECT REVENUE

50%
30%
Current mix
Long-term goal

CORPORATE OVERVIEW | 4Q2012 14
…...…..……….
Goal: Improved Higher Margins As We Grow Organic
• Expected to be high-margin revenue
• Expected to improve gross margins significantly
Note: Actual results could differ materially from these projections.
Organic/direct revenue includes revenue from organic traffic and direct advertiser relationships

CORPORATE OVERVIEW | 4Q2012 15
…………………………………………………………...………………………..
Assets
• 10 Patents issued/11
pending
• Aggregate & publish local
content
• Proprietary platform for SMB
Solution
• Greater than 30M MUVs
on our site and network
• ~ 300K daily deal
subscribers
• Channel Partners
• Regional media
publishers
• SMB Solution
resellers
• Google
• Yahoo!
• Super Media
• ATTi
• ~ 900 Direct SMB
Subscribers

CORPORATE OVERVIEW | 4Q2012 16
……………………..……….……….
Experienced with Strategy Discipline
Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
SystemhouseG
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Rob Luskey
VP, Business Development
Director, Business Development,
go2 Systems, Inc.
Senior Manager, Internet Products and
Services, United Yellow Pages
Owner & Publisher, Local Impact
Publishing

$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
REVENUE
$(0.96)
$(0.63)
$(0.33)
$0.21
$0.82
($0.05)
$0.03
2006
2007
2008
2009
2010
2011
2012 E
ADJUSTED NET INCOME PER SHARE

CORPORATE OVERVIEW | 4Q2012 17
…………………………………………..………….…….……….
Long Term Growth
• 20% YoY revenue growth (Q3’12 over Q3’11)
• ~40% CAGR 2006-2012
• FY12 Guidance: ~$100M revenues: ~27% YOY growth and ~$750K Adjusted Net Income
• Forward-Looking: Increased organic revenue = higher margins and improved bottom line
Note: See reconciliation of Adjusted Net Income to GAAP net income at presentation end.

CORPORATE OVERVIEW | 4Q2012 18
………………………………...……….
3Q12 Balance Sheet & Cap. Table
Key Balance Sheet Items
(in thousands)
Additional Data:
I. $12 million credit facility.  Interest rate approximately 5%
II.
September 30, 2012
Cash $3,706*
Accounts Receivable 13,954
Total Assets 58,784
Total Debt 7,627
Total Liabilities 23,234
Shareholders Equity $35,550
September 30, 2012
Common stock 22,095
Options
1
(Avg. Strike $4.27)
4,448
Warrants
(Avg. Strike  $8.37)
1,239
RSUs 367
PSUs 257
Fully Diluted 28,406
Capitalization
(in thousands)
Total authorized shares 65,000,000 common and 10,000,000 preferred
* Received $3.5 million proceeds from Rovion sale on October 19, 2012

CORPORATE OVERVIEW | 4Q2012 19
…………………………..…….……….
Why Invest in Local Corporation?
• Track record of growth
• Strong management team with proven agility
• Leverage via new and growing revenue streams
• Proprietary platform

LOCAL SEARCH
DAILY DEALS
REAL TIME PRODUCT SEARCH
SMB SOLUTIONS
local corporation
Angie's list
yp.com
superpages.com
dex
yelp
Citysearch
GILTCITY
zulily
GROUPON
livingsocial
TRAVELZOO
shopLocal
Milo local shopping
Shopping.com
CITYGRID MEDIA
yodle
ReachLocal
HubSpot
yp.com
yext
orangeSODA

CORPORATE OVERVIEW | 4Q2012 20 ……………………………………………………… Digital Media Landscape

CORPORATE OVERVIEW | 4Q2012 21
Thank You
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://www.localcorporation.com

facebook
Murray Hill Hair Salon
MurrayHillHairSalon
Call Us Today!
212-213-3400
Fabis Hair Studio
About Us
Fabis Hair Studio Tips
Testimonials
Specials
Contact Us

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

local corporation

CORPORATE OVERVIEW | 4Q2012 22
Facebook and Twitter pages engage
customers and increase awareness
Mobile-optimized site
features directions and
click-to-call
Beautiful site design and web
hosting with geo-targeted URL
and custom content
A consistent brand
and user experience
across multiple channels
add to business credibility
CORPORATE OVERVIEW | 4Q2012 22
Local SMB Customer: Fabi’s Hair Studio
(Murray Hill Hair Salon)

(212) 213 - 3400
Click Or Call Today!
20% Off First Visit!
Serving Your Area
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Deals
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REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

local corporation

CORPORATE OVERVIEW | 4Q2012 23
…..…….……….
Display ad and enhanced listing on
Local.com raise awareness in local markets
Search engine optimization ensures
page 1 placement by business category
and keyword on a major search engine
• More direct customers =
» Better monetization
» Greater margins
» Greater defensibility
» More visibility
Local SMB Customer: Fabi’s Hair Studio
(Murray Hill Hair Salon)

CORPORATE OVERVIEW | 4Q2012 24
……………………………………………………………….……….……….
P&L Trend
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Revenue $ 84,137 $  78,259 $99,000-100,000
Sequential revenue growth 49% -8% 27%
Gross Margin 37,620 29,001
Gross Margin % 45% 37%
Other Operating Expenses 33,908 43,629
Operating income (loss) 3,712 (14,628)
Interest and other income (expense) (275) (413)
Change in fair value of warrant liability 887 2,633
Income (Loss) before income taxes 4,324 (12,408)
Provision for income taxes 102 178
Net income (loss)  from continuing operations $   4,222 $ (12,586)
Income (loss) from discontinued operations (1,972)
Net income (loss) $   4,222 $ (14,558)
Adjusted Net Income (Loss) $ 13,775 $   (1,090) $           750
Weighted average shares 16,788 21,384 23,000
Net income (loss) per share from discontinued operations $     0.25 $     (0.68)
Adjusted Net Income (Loss) per share $     0.82 $     (0.05) $          0.03
Note: See reconciliation of Adjusted Net Income to GAAP net income slide
(in thousands, except per share amounts)

CORPORATE OVERVIEW | 4Q2012 25
……..……….
Reconciliation: Adjusted Net Income to GAAP Net Inc
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Adjusted Net Income (Loss) $ 13,775 $   (1,090) $        750
Plus interest and other income (expense), net (275) (413) (400)
Less provision for income taxes (102) (178) (200)
Less amortization of intangibles  (5,734) (5,136) (3,700)
Less depreciation  (1,418) (3,277) (4,400)
Less stock-based compensation  (2,911) (3,663) (3,000)
Less revaluation of warrants 887 2,633 unknown
Less non-recurring charges - (1,461) (750)
Less impairment charge (6,500)
Less Rovion assets held for sale (1,972) (1,600)
Gain on Sale of Rovion Assets 1,400
GAAP Net income (loss) $   4,222 $(14,558) unknown
Weighted Avg Shares - Adjusted Net income (loss) 16,788 21,384 23,000
Weighted Avg Shares - GAAP Net income (loss) 16,788 21,384 23,000
Adjusted Net Income (Loss) per share $     0.82 $     (0.05) $       0.03
GAAP Net income (loss) per share $     0.25 $     (0.68) unknown
(in thousands, except per share amounts)